Exhibit 10.1 VECTRUS, INC. AMENDMENT NO. 1 to SENIOR EXECUTIVE SEVERANCE PAY PLAN (Dated as of October 29, 2020) 1. Purpose The purpose of this Amendment No. 1 (“Amendment”) to the Vectrus, Inc. Senior Executive Severance Pay Plan (the “Plan”), is to amend the terms of the severance pay for the President and Chief Executive Officer (the “CEO”), who is currently covered by the Plan, if such officer is terminated under the conditions set forth in the Plan. 2. Amendment to the Plan Section 4 of the Plan shall be amended to add the following: “Severance pay for the President and Chief Executive Officer (“CEO”) shall be equal to the combination of the CEO’s Base Pay and Target Annual Incentive Plan Bonus (as defined below) multiplied by the “Months of Severance” shown in the schedule below based upon the CEO’s Years of Service as of the Scheduled Termination Date. Years of Service Months of Severance Less than 4 12 4 13 5 14 6 15 7 16 8 17 9 or more 18 “CEO Base Pay” shall mean the CEO’s annual base salary rate paid or in effect as of the Scheduled Termination Date, divided by twelve (12). “Target Annual Incentive Plan Bonus” shall mean the CEO’s Target Annual Incentive Plan Bonus at a performance factor of 100%.”